United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 1, 2006

Prospect Medical Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-32203	33-0564370
(Commission File Number)	(IRS Employer Identification No.)

400 Corporate Pointe, Suite 525
Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 338-8677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 1, 2006, the Company increased the annual base salary of our Vice President of Finance, Donna Vigil, from $150,000 to $160,000; and increased the annual base salary of our Executive Vice President and Secretary, R. Stewart Kahn, from $139,000 to $180,000.

On January 17, 2007, the Compensation Committee of our Board of Directors approved an increase in the base salary of our Chief Executive Officer, Jacob Y. Terner, increasing his annual base salary from $250,000 to $300,000; an increase in the base salary of our Chief Operating Officer, Catherine Dickson, increasing her annual base salary from $200,000 to $250,000; and an increase in the base salary of our Chief Financial Officer, Mike Heather, increasing his annual base salary from $180,000 to $225,000, effective immediately.

On July 17, 2007, the Compensation Committee of our Board of Directors approved an amendment to the employment agreement of our Chief Financial Officer, Mike Heather, increasing his annual base salary from $225,000 to $350,000, effective immediately.

Also, effective July 26, 2007, the Board has appointed Michael A. Terner as Executive Vice President and Secretary to replace R. Stewart Kahn, whose departure on July 25, 2007 was previously reported.

Item 5.03.               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 31, 2007, the Registrant filed a Certificate of Elimination of Series A Convertible Preferred Stock with the Delaware Secretary of State pursuant to which the Registrant certified that no shares of its Series A Convertible Preferred Stock are outstanding and no shares of Series A Convertible Preferred Stock will be issued subject to the certificate of designation previously filed with respect to the Series A Convertible Preferred Stock. The effect of the Certificate of Elimination was to eliminate from the Registrant’s certificate of incorporation all matters set forth in the certificate of designation with respect to the Series A Convertible Preferred Stock.

A copy of the Certificate of Elimination has been filed with this report as Exhibit 3.1

Item 8.01.               Other Events

On July 23, 2007, Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service (“Moody’s”) each announced ratings actions regarding the Registrant and its proposed $115 million  first lien senior secured credit facility and $45 million second lien term loan, as described in Exhibits 99.1 and 99.2 to this report.

Item 9.01.               Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

3.1	Certificate of Elimination of Series A Convertible Preferred Stock

99.1	S&P ratings announcement dated July 23, 2007

99.2	Moody’s ratings announcement dated July 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.

	By:	/s/	Mike Heather
Mike Heather, Chief Financial Officer

Dated: August 6, 2007